Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

IN ACCORDANCE WITH 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MultiSensor AI Holdings, Inc. (the “Company”) for the quarterly period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Nadolny, in my capacity as Chief Financial Officer of the Company and not in my individual capacity, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2026	By:	/s/ Robert Nadolny
Robert Nadolny
Chief Financial Officer and Secretary